UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2015

Commission File Number: 333-141703-02	Commission File Number: 000-23108	Commission File Number: 033-54804

DISCOVER CARD EXECUTION NOTE TRUST	DISCOVER CARD MASTER TRUST I	DISCOVER BANK
(Exact name of the issuing entity in respect of the Notes as specified in its charter)	(Exact name of the issuing entity in respect of the Series 2007-CC Collateral Certificate)	(Exact name of the sponsor and depositor as specified in its charter)

Delaware	Delaware	Delaware
(State or jurisdiction of incorporation or organization of the issuing entity)	(State or jurisdiction of incorporation or organization of the issuing entity)	(State or jurisdiction of incorporation or organization of the sponsor and depositor)

c/o Wilmington Trust Company Rodney Square North 1100 North Market Street Wilmington, Delaware 19890-0001	c/o Discover Bank 12 Read’s Way New Castle, Delaware 19720	12 Read’s Way New Castle, Delaware 19720
(Address of principal executive offices of the issuing entity)	(Address of principal executive offices of the issuing entity)	(Address of principal executive offices of the sponsor and depositor)

51-0020270

(IRS Employer Identification No. of

the sponsor and depositor)

(302) 323-7315

(Telephone Number, including area code)

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into Material Definitive Agreements

Amendment to Class A(2010-D) Terms Document. On June 12, 2015, Discover Card Execution Note Trust (the “Note Issuance Trust”), as Issuer, and U.S. Bank National Association, as Indenture Trustee, entered into an amendment to the Class A(2010-D) Terms Document, dated as of November 23, 2010 (the “Terms Document”), as amended, to revise conditions to increase the outstanding principal amount of the notes.

Item 8.01.	Other Events

Class A(2010-D) Notes. On June 12, 2015, Discover Card Execution Note Trust (the “Note Issuance Trust”), as Issuer of the DiscoverSeries Class A(2010-D) Notes (the “Notes”), Discover Bank, as Depositor, Beneficiary and Calculation Agent for the Note Issuance Trust, and the committed purchaser and purchaser of the Notes and their agent agreed to (i) extend the existing termination date for the note purchase commitment to April 30, 2018, (ii) extend the existing liquidation commencement date of the Notes to May 1, 2018, (iii) extend the existing expected maturity date of the Notes to June 15, 2018, (iv) extend the existing expected principal payment date of the Notes to June 15, 2018 and (v) extend the existing legal maturity date of the Notes to December 15, 2020. In connection with any increase in the outstanding dollar principal amount of the Notes, an interim expected maturity date and interim liquidation commencement date may be specified.

Item 9.01.	Exhibits

Exhibit No.	Description

Exhibit 4.1	First Amendment to Class A(2010-D) Terms Document, dated as of June 12, 2015, between Discover Card Execution Note Trust, as Issuer, and U.S. Bank National Association, as Indenture Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Discover Bank
(as Depositor for Discover Card Master Trust I and Discover Card Execution Note Trust)

Date: June 15, 2015	By:	/s/ Michael F. Rickert
Michael F. Rickert
Vice President, Chief Financial Officer and Assistant Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 4.1	First Amendment to Class A(2010-D) Terms Document, dated as of June 12, 2015, between Discover Card Execution Note Trust, as Issuer, and U.S. Bank National Association, as Indenture Trustee.